                                                                    EXHIBIT 24.1

                              PP&L RESOURCES, INC.

                  ISSUANCE OF COMMON STOCK IN CONNECTION WITH
                                 SHARE EXCHANGE

                               POWER OF ATTORNEY
                               -----------------

     I, R.E. Hill, the undersigned principal financial and accounting officer of PP&L Resources, Inc., a Pennsylvania corporation, hereby appoint John R. Biggar and John P. Kierzkowski, my true and lawful attorney, and each of them my true and lawful attorney, with power to act without the other and with full power of substitution and resubstitution, to execute for me and in my name to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement for the registration under provisions of the Securities Act of 1933, as amended, and any other rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, Common Stock of PP&L Resources, Inc. to be issued in connection with its Agreement and Plan of Exchange with Pennsylvania Power & Light Company, and any and all amendments thereto, whether said amendments add to, delete from or otherwise alter any such registration statement, or add or withdraw any exhibits or schedules to be filed therewith and any and a11 instruments in connection therewith. I hereby grant to said attorneys and each of them full power and authority to do and perform in my name and on my behalf, and in any and all capabilities, any act and thing whatsoever required or necessary to be done in and about the premises, as fully and to all intents and purposes as I might do, hereby ratifying and approving the acts of said attorneys and each of them.

IN WITNESS WHEREOF, I have hereunto set my hand and seal this 24th day of February, 1995.


                                        /s/ R.E. Hill                 L.S.
                                        ------------------------------
                                        R.E. Hill

                             PP&L RESOURCES, INC.

                  ISSUANCE OF COMMON STOCK IN CONNECTION WITH
                                SHARE EXCHANGE

                              POWER OF ATTORNEY
                              ------------------

     I, F.A. Long, the undersigned director of PP&L Resources, Inc., a Pennsylvania corporation, hereby appoint R.E. Hill and John R. Biggar, my true and lawful attorney, and each of them my true and lawful attorney, with power to act without the other and with full power of substitution and resubstitution, to execute for me and in my name to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement for the registration under provisions of the Securities Act of 1933, as amended, and any other rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, Common Stock of PP&L Resources, Inc. to be issued in connection with its Agreement and Plan of Exchange with Pennsylvania Power & Light Company, and any and a11 amendments thereto, whether said amendments add to, delete from or otherwise alter any such registration statement, or add or withdraw any exhibits or schedules to be filed therewith and any and all instruments in connection therewith. I hereby grant to said attorneys and each of them full power and authority to do and perform in my name and on my behalf, and in any and all capabilities, any act and thing whatsoever required or necessary to be done in and about the premises, as fully and to all intents and purposes as I might do, hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 24th day of February, 1995.


                                        /s/ F.A. Long                 L.S.
                                        ------------------------------
                                        F.A. Long

                             PP&L RESOURCES, INC.

                  ISSUANCE OF COMMON STOCK IN CONNECTION WITH
                                SHARE EXCHANGE

                               POWER OF ATTORNEY
                               -----------------

     I, William F. Hecht, the undersigned director and principal executive officer of PP&L Resources, Inc., a Pennsylvania corporation, hereby appoint
R.E. Hill and John R. Biggar, my true and lawful attorney, and each of them my true and lawful attorney, with power to act without the other and with full power of substitution and resubstitution, to execute for me and in my name to file with the Securities and Exchange Commission, Washington, D.C., under the provisions of the Securities Act of 1933, as amended, a registration statement for the registration under provisions of the Securities Act of 1933, as amended, and any other rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, Common Stock of PP&L Resources, Inc. to be issued in connection with its Agreement and Plan of Exchange with Pennsylvania Power & Light Company, and any and all amendments thereto, whether said amendments add to, delete from or otherwise alter any such registration statement, or add or withdraw any exhibits or schedules to be filed therewith and any and all instruments in connection therewith. I hereby grant to said attorneys and each of them full power and authority to do and perform in my name and on my behalf, and in any and all capabilities any act and thing whatsoever required or necessary to be done in and about the premises, as fully and to all intents and purposes as I might do, hereby ratifying and approving the acts of said attorneys and each of them.

     IN WITNESS WHEREOF, I have hereunto set my hand and seal this 24th day of February, 1995.



                                        /s/ William F. Hecht           L.S.
                                        -------------------------------
                                        William F. Hecht